Exhibit 10.8

AMENDMENT #10 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT #10 (this “Amendment”), is dated as of September 10, 2008, is by and among Actuant Corporation, a Wisconsin corporation (“Parent”), GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, Kwikee Products Company, LLC, a Delaware limited liability company, Nielsen Hardware Corp., a Connecticut corporation, B.W. Elliott Manufacturing Co., LLC, a New York limited liability company, Acme Electric Corporation, a New York corporation, Atlantic Guest, Inc., a Delaware corporation, Hydratight Operations, Inc. (formerly Hydratight Sweeney, Inc. ), a Delaware corporation, Hydratight, Inc. (formerly Hydratight Sweeney Products Corporation), a Delaware corporation, D.L. Ricci Corp., a Minnesota corporation, Precision Sure-Lock, Inc., a Delaware corporation, Key Components, LLC, a Delaware limited liability company, Maxima Technologies & Systems, LLC, a Delaware limited liability company, Actown Electrocoil, Inc., a Delaware corporation, BH Electronics, Inc., a Tennessee corporation, Templeton, Kenly & Co., Inc., an Illinois corporation (each of the foregoing, an “Originator” and collectively, the “Originators”), Actuant Receivables Corporation, a Nevada corporation (“Buyer”), and Wachovia Bank, National Association, as Agent (the “Agent”), and pertains to the Receivables Sale Agreement dated as of May 30, 2001 by and among Parent, the Originators and Buyer (as amended, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

Each of the parties hereto wishes to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) Section 5.1(b) of the Existing Agreement is hereby amended by changing the number “20” contained therein to “30”.

(b) Section 5.1(d) of the Existing Agreement is hereby amended by changing the dollar amount of “$5,000,000” contained therein to “$10,000,000”.

(c) Section 5.1(f) of the Existing Agreement is hereby amended by changing the dollar amount of “$5,000,000” contained therein to “$10,000,000”.

(d) Section 5.1(g) of the Existing Agreement is hereby amended by changing the dollar amount of “$1,000,000” contained therein to “$10,000,000”.

(e) The definition of “ERISA Event” contained in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

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““ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) with respect to any Plan, the failure to meet the minimum funding standard or existence of an “accumulated funding deficiency” (in each case as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 303(a) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Parent or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Parent or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to or institution of proceedings by the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Parent or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or Multiemployer Plan; (g) the receipt by Parent or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Parent or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (h) any determination that a Plan is or is expected to be in “at risk” status or that a Multiemployer Plan is or is expected to be in “endangered” or “critical” status.”

(e) The definition of “Plan” contained in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 or 430 of the Code or Section 302 or 307 of ERISA, and in respect of which Parent or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.”

Section 2. Representations. In order to induce the other parties hereto to consent to this Amendment each of the Originators hereby confirm that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon the (a) receipt by the Agent of counterparts hereof, duly executed by each of the parties hereto and (b) effectiveness of (i) Amendment #18 to the Receivables Purchase Agreement of even date herewith and (ii) the Twelfth Amended and Restated Fee Letter (including without limitation, the receipt of the amendment fee set forth therein).

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

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4.2. CONSENT TO JURISDICTION. EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY AND EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

4.5. Reference To And Effect on Existing Agreement. Except as specifically modified above, the Existing Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Existing Agreement or any other Transaction Documents, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Documents, except as specifically set forth herein.

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<signature pages follow>

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ACTUANT CORPORATION

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

GB TOOLS AND SUPPLIES, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
	Attn:	Terry M. Braatz
	Phone:	262-373-7437
	Fax:	262-790-6820

VERSA TECHNOLOGIES, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
	Attn:	Terry M. Braatz
	Phone:	262-373-7437
	Fax:	262-790-6820

[Signature Page to Amendment No. 10 to Receivables Sale Agreement]

NIELSEN HARDWARE CORP.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
	Attn:	Terry M. Braatz
	Phone:	262-373-7437
	Fax:	262-790-6820

KWIKEE PRODUCTS COMPANY, LLC

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
	Attn:	Terry M. Braatz
	Phone:	262-373-7437
	Fax:	262-790-6820

B.W. ELLIOTT MANUFACTURING CO., LLC

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring
Road Milwaukee, WI 53007
	Attn:	Terry M. Braatz
	Phone:	262-373-7437
	Fax:	262-790-6820

Ex III-1

ACME ELECTRIC CORPORATION

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ATLANTIC GUEST, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

HYDRATIGHT OPERATIONS, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

HYDRATIGHT, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

D.L. RICCI CORP.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

PRECISION SURE-LOCK, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

KEY COMPONENTS, LLC

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

MAXIMA TECHNOLOGIES & SYSTEMS, LLC

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ACTOWN ELECTROCOIL, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

BH ELECTRONICS, INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

TEMPLETON, KENLY & CO., INC.

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ACTUANT RECEIVABLES CORPORATION

By:	/s/ Patrick C. Dorn
Name:	Patrick C. Dorn
Title:	President

	Address:	3993 Howard Hughes Pkwy. Suite 100 Las Vegas, Nevada 89109
		Attn:	Pat Dorn
		Phone:	(702) 735-1811
		Fax:	(702) 735-1785

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President